Guggenheim Investments

Series Funds

A-Class and C-Class Shares Summary Prospectus

AUGUST 1, 2012

TICKER SYMBOL		RYDEX DOMESTIC EQUITY – PURE STYLE FUND

RYLVX	RYVVX	S&P 500® Pure Value Fund
(A-Class)	(C-Class)

Before you invest, you may wish to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You may obtain the Prospectus and other information about the Fund, including the Statement of Additional Information (SAI) and most recent reports to shareholders, at no cost by visiting www.rydex-sgi.com/service/prospectuses_reports.shtml, calling (800) 820-0888 or e-mailing sservices@sg-investors.com. The Fund’s Prospectus and SAI, both dated August 1, 2012, as revised from time to time, and the Fund’s most recent shareholder reports, are incorporated by reference into this Summary Prospectus.

S&P 500® Pure Value Fund

INVESTMENT OBJECTIVE

The S&P 500® Pure Value Fund (the “Fund”) seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500 Pure Value Index (the “underlying index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 297 of the Prospectus and in the “A-Class Shares – Initial Sales Charges, Reductions, and Waivers” section beginning on page 108 of the Fund’s Statement of Additional Information (the “SAI”).

	A-Class	C-Class
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.51%	0.52%
Total Annual Fund Operating Expenses	1.51%	2.27%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A-Class Shares	$621	$930	$1,260	$2,191
C-Class Shares	$330	$709	$1,215	$2,605

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
C-Class Shares	$230	$709	$1,215	$2,605

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 762% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index or in the same proportion that those securities are represented in the underlying index. Certain of the Fund’s derivative investments may be traded in the over-the-counter (“OTC”) market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The S&P 500 Pure Value Index is narrow in focus, containing only those S&P 500® companies with strong value characteristics. As of June 30, 2012, the S&P 500 Pure Value Index included companies with capitalizations ranging from $1.8 billion to $177.3 billion. To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

Active Trading Risk – Active trading, also called “high portfolio turnover,” may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund’s ability to achieve its investment objective.

Counterparty Credit Risk – The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid. Similarly, if the credit quality of an issuer or guarantor of a debt instrument improves, this change may adversely affect the value of the Fund’s investment.

Derivatives Risk – The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. The Fund could lose more than the principal amount invested.

Early Closing Risk – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

Large-Capitalization Securities Risk – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

Market Risk – The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money.

Non-Diversification Risk – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC Trading Risk – Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Passive Investment Risk – The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.

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Tracking Error Risk – The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.

Trading Halt Risk – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and may prevent the Fund from achieving its investment objective.

Value Stocks Risk – Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION

The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the average annual total returns of the A-Class Shares and C-Class Shares of the Fund over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions but do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.rydex-sgi.com or by calling Guggenheim Investments Client Services at 800-820-0888.

The performance information shown below for C-Class Shares is based on a calendar year. The year-to-date return for the period from January 1, 2012 through June 30, 2012 is 4.75%.

Highest Quarter Return	Lowest Quarter Return
(quarter ended 6/30/2009) 43.92%	(quarter ended 12/31/2008) -31.55%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2011)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

A-Class Shares	Past 1 Year	Past 5 Years	Since Inception (9/1/2004)
Return Before Taxes	-8.08%	-4.76%	0.73%
Return After Taxes on Distributions	-8.08%	-7.80%	-1.60%
Return After Taxes on Distributions and Sale of Fund Shares	-5.25%	-5.68%	-0.71%
S&P 500 Pure Value Index (reflects no deduction for fees, expenses or taxes)	-0.82%	-1.00%	5.61%

4	SUMMARY PROSPECTUS

C-Class Shares	Past 1 Year	Past 5 Years	Since Inception (2/20/2004)
Return Before Taxes	-5.16%	-4.49%	0.43%
Return After Taxes on Distributions	-5.16%	-7.66%	-1.82%
Return After Taxes on Distributions and Sale of Fund Shares	-3.35%	-5.50%	-0.90%
S&P 500 Pure Value Index (reflects no deduction for fees, expenses or taxes)	-0.82%	-1.00%	5.95%

MANAGEMENT

INVESTMENT ADVISOR

Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

•	Michael P. Byrum, CFA, Senior Vice President. Mr. Byrum has been associated with the Advisor since 1993.

•	Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with the Advisor since 2000.

•	Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with the Advisor since 2004.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment amounts for A-Class Shares or C-Class Shares accounts held through a third party (e.g., a brokerage account) are:

•	$1,000 for retirement accounts

•	$2,500 for all other accounts

Accounts opened through a financial intermediary will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.

There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).

Guggenheim Investments reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.

TAX INFORMATION

Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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805 KING FARM BOULEVARD, SUITE 600

ROCKVILLE, MARYLAND 20850

800 820 0888

WWW.RYDEX-SGI.COM

SUM500PVAC-0812x0813